SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                              FORM 8-K

                           CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


          Date of report (Date of earliest event reported):
                       September 1, 1995

                  KANSAS CITY SOUTHERN INDUSTRIES. INC.
         (Exact name of registrant as specified in its charter)


         DELAWARE                          1-4717        44-0663509
(State or other juris-         (Commission file       (IRS Employer
diction of incorporation)         number)         Identification number)

       114 West 11th Street, Kansas City, Missouri  64105
         (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:
                         (816) 556-0303

                              N/A
  (Former name or former address if changed since last report)

Item 5.Other Events.

The Registrant's press release is attached as an exhibit submitted pursuant to
Item 7.


Item 7.  Financial Statements and Exhibits



  (c)   Exhibits.

          Exhibit No.              Document

          (99)           Additional Exhibits

          99.1           Press Release, dated September 1, 1995




SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Kansas City Southern Industries, Inc.


Date: September 8, 1995      By:   /s/ Louis G. Van Horn

                                      Louis G. Van Horn
                                         Comptroller
                                (Principal Accounting Officer)





                          Exhibit Index

Exhibit No.                           Document               Page No.


  99.1            Press Release, dated September 1, 1995         2